UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 9, 2018 (August 6, 2018)

BARNES & NOBLE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12302	06-1196501
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, New York	10011
(Address of Principal Executive Offices)	(Zip Code)

(212) 633-3300
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2018, Barnes & Noble, Inc. (the “Company”) announced that Fred Argir, the Company’s Chief Digital Officer, would be retiring effective August 3, 2018 (the “Separation Date”).

In connection therewith, the Company and Mr. Argir have entered into a General Release and Waiver, dated August 6, 2018 (the “Release Agreement”), pursuant to which Mr. Argir has released the Company and its subsidiaries from all claims relating to his employment and termination of employment.

Pursuant to the Release Agreement, and in consideration of his release of claims thereunder, Mr. Argir will receive (A) cash severance of $500,000, payable over 52 weeks (such period, the “Separation Period”), (B) continued medical coverage until the end of the Separation Period pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, at the subsidized employee premium rate, (C) reimbursement for four (4) months’ rent for his New York apartment at a rate of $5,500 per month, and (D) relocation assistance to Minnesota within six (6) months from his Separation Date.

Under the terms of the Release Agreement, Mr. Argir has agreed not to, during the Separation Period, (i) solicit, recruit, employ or retain or cause any other person or entity to solicit, recruit, employ or retain any person who is (or, during the one-year period prior to the Separation Date, was) employed by or retained by the Company or any of its affiliates or (ii) become employed, retained by or perform services for certain specified competitors of the Company and the affiliates of such competitors. Mr. Argir is also bound by a perpetual confidentiality covenant and a covenant pursuant to which Mr. Argir has agreed not to disparage the Company, its subsidiaries or any related persons.

A copy of the Release Agreement is attached hereto as Exhibit 10.1.

Item 9.01        Financial Statements and Exhibits

(d) Exhibit

Exhibit No.	Description of Exhibit

10.1	Release Agreement with Fred Argir*

_________________
* Pursuant to a request for confidential treatment, portions of this Exhibit have been redacted from the publicly filed document and have been furnished separately to the Securities and Exchange Commission as required by Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC.

Date: August 9, 2018	By:	/s/ Bradley A. Feuer
		Name:	Bradley A. Feuer
		Title:	Vice President, General Counsel & Corporate Secretary